UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	June 12, 2015 (June 2, 2015)

ATLANTIC AMERICAN CORPORATION

(Exact name of registrant as specified in its charter)

Georgia	0-3722	58-1027114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

4370 Peachtree Road, N.E., Atlanta, Georgia	30319
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(404) 266-5500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On June 5, 2015, Atlantic American Corporation (the “Company”) disclosed that Dr. William H. Whaley, age 75, whose term as a director was expiring on June 26, 2015, had resigned from the board of directors of the Company effective June 3, 2015, in accordance with Item 5.02(b) of Form 8-K.  Subsequent to that disclosure, Dr. Whaley has requested that the Company file a copy of the letter in which he resigned as a director but stated a desire to continue to play an active role in the Company pursuant to his existing consulting arrangement.

This Amendment No. 1 to the Company’s Current Report on Form 8-K, dated June 5, 2015 (the “Original Form 8-K”) is being filed solely to include such letter as an exhibit, although the Company disagrees with certain statements therein.  No other changes are being made to the Original Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit
99.1	Letter from Dr. William H. Whaley

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC AMERICAN CORPORATION

	By:	/s/ Hilton H. Howell, Jr.
Hilton H. Howell, Jr.
President and Chief Executive Officer

Date: June 12, 2015

EXHIBIT LIST

Number	Exhibit
99.1	Letter from Dr. William H. Whaley